# THE PROVIDENCE SERVICE CORPORATION (PRSC)

September 2015

# Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "demonstrate," "expect," "estimate," "forecast," "anticipate," "should" and "likely" and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to the global economic uncertainty, capital market conditions, the implementation of the healthcare reform law, state budget changes and legislation and other risks detailed in Providence's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this presentation if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

# Agenda

| | Topic | Presenters |
|---|---|---|
| 7:30 AM | Breakfast | |
| 8:00 AM | Opening Remarks | **Chris Shackelton**<br>Chairman, Providence Service Corporation |
| 8:05 AM | Providence Overview | **James Lindstrom**<br>Chief Executive Officer, Providence Service Corporation |
| 8:20 AM | Non-Emergency Transportation Services | **Herman Schwarz**<br>Chief Executive Officer, LogistiCare |
| 8:50 AM | Workforce Development Services | **Jack Sawyer**<br>Chief Executive Officer, Ingeus UK<br>**Mark Garratt**<br>Chief Financial Officer, Ingeus Global |
| 9:50 AM | Break | |
| 10:00 AM | Health Assessment Services | **Walt Cooper**<br>Chief Executive Officer, Matrix<br>**Wyatt Campbell**<br>Chief Operating Officer, Matrix |
| 10:30 AM | Financial Overview | **David Shackelton**<br>Interim Chief Financial Officer, Providence Service Corporation |
| 10:45 AM | Closing Remarks and Q&A | **James Lindstrom**<br>Chief Executive Officer, Providence Service Corporation<br>**David Shackelton**<br>Interim CFO, Providence Service Corporation |

# What We Will Be Covering

- Overview of the Providence Service Corporation
- Vertical presentations:
  - Who we are and what we do
  - Key market drivers
  - Our competitive advantages
  - Financial overview
  - Growth opportunities

# PROVIDENCE OVERVIEW

# Providence Overview

*A global leader in healthcare and social services*

- Focused on providing critical solutions within the healthcare and social services industries
- Providence's model ensures the long-term development of its verticals to maintain their market leading expertise
- Providence, in the numbers[1]:

| $1.6bn | 7,000 | 12 | 22 |
|---|---|---|---|
| REVENUE | EMPLOYEES | COUNTRIES | MILLION CLIENTS |

(1) Excludes PHS

# The Providence Spirit

*Mission, Vision & Values*

## MISSION

We deliver exceptional value by creating healthy communities through exceptional people working side by side

## VISION

By 2020 we will enhance the quality of life for 50 million people with innovative and efficient community based solutions

## VALUES

Customer Centered Care
Innovation and Evolution
Being True to Our Word
A Compassionate Culture
Embracing and Respecting Diversity
Results
Collaboration

# The Unique Providence Model

- Structure
  - Vertical autonomy
  - Organic and acquisitive growth
  - Performance based incentives
  - Pursuit of sensible synergies
- Culture & Focus
  - Intrinsic value per share, not GAAP earnings
  - Ownership mindset
  - Long-term results based upon short-term actions and urgency

| HOLDING COMPANY PRIORITIES | VERTICAL LEADERSHIP PRIORITIES |
|---|---|
| • Highest standards of corporate governance<br>• Corporate values and compliance<br>• Capital allocation and management<br>• Ensuring excellence in strategic planning, governance and operations<br>• Attract, develop and retain talented vertical leaders<br>• Low overhead (approximately 2% of enterprise value) | • Revenue growth through market leading client solutions and operating excellence<br>• Expand high quality, recurring revenue<br>• Cash flow maximization<br>• Continuous operational improvement to expand margins<br>• Acquisition sourcing |

# Providence: Building the Portfolio

| 1997 to 2006 | 2007 to 2013 | 2014 and Beyond |
|---|---|---|
| PHS | LogistiCare<br>2013 Adj. EBITDA: $52.1mm[1]<br>PHS<br>2013 Adj. EBITDA: $16.8mm[1] | LogistiCare<br>$44.2mm[2]<br>57%[3]<br>PSC<br>MATRIX MEDICAL NETWORK<br>$27.1mm[2]<br>35%[3]<br>ingeus<br>$6.6mm[2]<br>8%[3] |
| 2006 Adj. EBITDA: $18.9mm | 2013 Adj. EBITDA: $55.3mm | 1H:15 PF Adj. EBITDA[4]: $62.1mm |
| ▪ Providence was founded in 1997 as a behavior and mental health services company<br>▪ Track record of tuck-in acquisitions (completed 20 acquisitions in the time frame) | ▪ Completed the acquisition of LogistiCare in 2007<br>▪ Organic growth primarily related to new contract wins drove growth during this period | ▪ Sale of PHS<br>▪ Holding company restructured to provide support to verticals to ensure long-term growth |

(1) Excludes Corporate allocation
(2) Represents 1H:15 PF Adjusted EBITDA
(3) Represents percentage of total PF consolidated adj. EBITDA (excluding corporate expenses and PHS)
(4) Excludes PHS

# Portfolio Overview

| | NET Services | HA Services | WD Services |
|---|---|---|---|
| | *Non-Emergency Medical Transportation* | *Comprehensive Health Assessments* | *Employment and Probation* |
| **Primary Growth Avenue** | • Increased membership of existing customers<br>• Increased outsourcing by Medicaid Agencies and Intermediaries | • Increased membership of existing customers<br>• Increased outsourcing by Medicare Advantage Plans | • PBR-based Partnerships with Government Agencies |
| **Growth Avenues** | • Medicare Advantage | • Medicaid, Duals, Pediatrics | • International Expansion |
| **Key Delivery Model Features** | • Scalable, Leading IT<br>• Call Centers<br>• Network of Providers | • Scalable, Leading IT<br>• Call Centers<br>• Over 700 Nurse Practitioners | • Scalable, Leading IT<br>• Call Center |
| **Delivery Model** | • Home & Community by Transportation Providers | • Home & Community by Nurse Practitioners | • Community by Skilled Advisors |
| **Positive Social Impact** |  |  |  |

PSC

# Target Attributes of Verticals and Investments

*Differentiated businesses with resilient business models*

| | | |
|---|---|---|
| ATTRACTIVE INDUSTRY STRUCTURE | • Few, disciplined competitors<br>• Long-term market tailwinds<br>• Accretive bolt-on acquisition opportunities | LogistiCare, MATRIX MEDICAL NETWORK, ingeus |
| BARRIERS TO ENTRY | • Favorable brand reputation<br>• Technological advantage<br>• Difficult to replicate employee base<br>• Leading market share | LogistiCare, MATRIX MEDICAL NETWORK, ingeus |
| HIGH QUALITY REVENUE | • Multi-year contracts<br>• Long-term customer relationships<br>• Protected payer funding source | LogistiCare, ingeus |
| PRICING POWER | • High, measurable ROI to clients<br>• Small component of client cost<br>• High switching costs | MATRIX MEDICAL NETWORK, ingeus |
| COST STRUCTURE | • Operating leverage<br>• Asset lite<br>• Strong cash generation | LogistiCare, MATRIX MEDICAL NETWORK |
| EXPERIENCED MANAGEMENT TEAM | • Proven ability to deliver<br>• Long term ownership mindset | LogistiCare, MATRIX MEDICAL NETWORK, ingeus |

# Providence's Expanding Global Portfolio

*Presence in 12 countries provides growth opportunities*


Revenue Scale
Significant Revenue
Moderate Revenue
Less Revenue

# Major Portfolio Themes

- **Exposure to attractive macro growth drivers**
  - Aging populations, in-home care, regulatory shifts, high growth markets
  - Value-based integrated care models improving outcomes & reducing costs

- **Durable business models**
  - Recurring revenues based upon contracts and long-term customer relationships
  - Ability to invest in long term client relationships

- **Opportunities to lead our markets**
  - Demonstrated leadership through historical growth
  - Further differentiation and growth aided by complementary services, technology and scale

# Macro Trends

*Positioned to benefit from macro trends impacting the healthcare industry*

## MEDICAID

*Medicaid Enrollment Projections (mm)*



65.0
71.3
75.9
77.8
78.8
79.4
79.9
80.4
80.9
2014
2015
2016
2017
2018
2019
2020
2021
2022

Enrollment projected to reach +80mm by 2021 (spending expected to account for +20% of U.S. health expenditures)

*Source: 2013 Actuarial Report on the Financial Outlook for Medicaid*

## MEDICARE ADVANTAGE

*Medicare Advantage Enrollment Projections (mm)*



5-7% CAGR
13
17-18
20-22
2011
2016
2020

Expected to be the fastest growing segment of the senior insurance market over next several years

*Source: McKinsey & Co. (April 2013)*

## COMMUNITY BASED CARE

*U.S. Medicaid Spending by Type*



Institutional
60%
In-Home &
Community
Based
40%

The focus on cost efficient settings of care is increasing funding of in home and community based care services

*Source: Wall Street research*

# Creating Value through Capital Allocation

- M&A, Share Repurchases and Disciplined Growth Investments
  - Short term focus on deploying proceeds of PHS sale
    - Vertical M&A objectives in-line with Providence strategy
      - Capabilities that extend our customer penetration
      - Operational synergies
- Various Return Levels Based on Risk Level

Lower Risk/Lower Hurdle — Higher Risk/Higher Hurdle

- Capex for Productivity Improvements
- Capex for Existing Capability Expansion

- Share Repurchases
- Vertical Acquisitions
- New Capability Development

- New Vertical Acquisitions

# Drivers of Long Term Growth

## Organic Revenue & Cash Flow Growth

- Expansion with existing customers and offerings
- Winning new contracts and expansion into new markets
- Increased customer penetration
- Leveraging of relationships across verticals
- Business improvements and optimizations

## Acquisitions

- Vertical-focused and stand alone strategies

## Leverage

- Optimizing capital structure

# Features We Avoid In Our Verticals and Investments

- "Bigger is better"
- Complexity
- Short-term focused management teams without an ownership mindset
- Bad cultures
- A focus on revenues instead of profitability
- The promise of unrealistic synergies
- Excess industry capacity

# 2015 Company Highlights

- Sale of Human Services Segment
- Sensible integration of Matrix and Ingeus
- Laying the foundation for future growth:
  - Holding company / vertical relationship priorities
  - Restructured long-term incentive plans
  - New WD Services contracts
  - Strong volume growth at HA Services in first half; management focused on adjacent markets
  - Expanded existing footprint through additional regions at NET Services; finalizing agreements and implementing various managed care plans

# NET SERVICES

LogistiCare

rideplus

PSC

# Key Management Team – LogistiCare



### Herman Schwarz, CEO*
- Responsible for strategic direction and day-to-day operations
- 9 years with LogistiCare; 6 as CEO
- Over 25 years of management experience



### Albert Cortina, CAO
- Responsible for oversight of contract negotiations, underwriting/rate setting, system/process optimization, claims reimbursement, facility and financial oversight
- Has held various executive positions in Medical Management Organizations
- 18 years with LogistiCare



### Steven Linowes, EVP Corporate Development
- Responsible for expanding the market opportunity for LogistiCare's services and entry into new markets
- Has held various leadership positions at Microsoft and Yahoo



### Ed L. Ringer, Chief Information Officer
- Responsible for all supporting network & telephonic infrastructure; as well as all competitive software development efforts
- Has held various executive positions at NSI, National Linen Service, National Envelope



### Chinta Gaston, General Counsel
- Responsible for all legal matters related to operational process, regulatory standards, client/vendor contracting, policy compliance and adherence
- Served as Director at Kroll Associates and as Assistant U.S. Attorney in NYC
- Over 12 years with LogistiCare

*In attendance

# Business Overview

## SERVICE OVERVIEW

- Pioneered brokerage model of non-emergency medical transportation with over 22 years of expertise
- Coordinates non-emergency medical transportation for +21mm clients
- Manages national network of local transportation providers





## CLIENTS

- State Medicaid agencies
- Managed care organizations (Local, Regional and National)
- Members covered under varying benefit plans (Medicaid, Medicare, LTC, Duals, Commercial, etc.)


Payors
Members
Providers
LogistiCare
rideplus

## FINANCIAL SUMMARY

- LTM Revenues of $1.0bn
- Six year revenue CAGR of 15.1%

# Contract Models

*Financial Drivers*

| | Description | Performance Drivers |
|---|---|---|
| Capitated At-Risk Contracts | ▪ Represents ~74% of revenue<br>▪ At risk for supply base cost and member utilization<br>▪ Payment is defined amount (fixed monthly fee or per member per month) | ▪ Accurate modeling of covered population and benefits<br>▪ Actual utilization of services by covered membership<br>▪ Ability to negotiate favorable provider rates and execute gatekeeping initiatives |
| Non-Risk Capitated/FFS Contracts | ▪ Represents ~20% of revenue<br>▪ Payment is pre-determined; reconciled to actual utilization and vendor cost<br>▪ Typically a precursor to a risk based arrangement | ▪ Allows for a discovery period of cost and program utilization<br>▪ Responsible for managing the vendors, contract compliance and utilization management<br>▪ Ability to control overhead costs |
| Administrative Only Contracts | ▪ Represents ~6% of revenue<br>▪ Payment is typically a per member per month amount to cover overhead<br>▪ Focus is on administrative execution of contract | ▪ Not responsible for negotiating rates with supply base<br>▪ Claims are typically paid directly by client<br>▪ All other contract compliance materially similar to capitated arrangements |

PSC

# Map of Service Area


WA
OR
ID
MT
ND
SD
WY
MN
WI
MI
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
P
A
OH
IN
IL
IA
NE
NV
UT
CO
KS
MO
KY
WV
VA
NC
TN
SC
GA
AL
MS
AR
LA
OK
TX
NM
AZ
CA
HI
AK
FL
States serviced by LogistiCare
LogistiCare Operations Centers
LogistiCare Regional Offices

- 3,800 associates nationwide
- Network coverage in 39 states and DC
- Over 5,500 contracted transportation companies

# Market Overview

## MARKET SIZE

- NEMT accounts for ~$3 to $4bn in Medicaid/Medicare spend per year
- LogistiCare is the largest broker in the outsource market capturing approximately 60% share

## MARKET DRIVERS

- CMS endorses the broker model for managing the mandated transportation benefit in Medicaid
- Medicaid regulation against self-referrals requires the broker to sub-contract to transportation companies
- High administrative costs and complexity to managing large NEMT networks
- Barrier to entry – high transitional risk to fragile population and disruption to service
- ACA changes on eligibility and funding increase Medicaid population
- Aging demographic increases need to manage population with chronic diseases

# Value Proposition

- Recognized industry leader with proven best practices
- Transfer of risk providing improved budget predictability
- Expansive national provider network coverage in 39 states
- Enhanced access to NET benefit for members
- Stringent credentialing practices ensures service quality & safety for members
- Proven gatekeeping ability (FW&A and utilization) and network management reduces costs
- Use of technology to provide better reporting and enhanced customer service across delivery spectrum

# Reducing Transportation Spend

***Proven track record of reducing transportation costs per member for payors***

GEORGIA


20% Reduction
since 2011

NEW JERSEY


17%
Reduction
since 2010

OKLAHOMA


17% Reduction
since 2011

SOUTH CAROLINA


15% Reduction
since 2012

# Historical Financial Summary

## HISTORICAL REVENUE ($mm)



6 Year CAGR = 15.1%
$381.1
$49.4
$331.7
$460.3
$72.9
$387.4
$537.8
$95.1
$442.7
$581.4
$112.6
$468.8
$750.7
$148.9
$601.7
$770.2
$169.1
$601.2
$884.3
$247.7
$636.6
2008
2009
2010
2011
2012
2013
2014
State/Other
MCO

- Our ability to continually deliver cost savings to payors has translated into high win percentage of new contracts and renewals of existing contracts
- Increased membership has contributed to further revenue growth
- Managed Care has grown to a significant percentage of total revenue

# Historical Financial Trend

## EXPENSE AS % OF REVENUE[1]


Last 4 quarters
4.2%
9.8%
74.9%
4.2%
10.0%
79.2%
3.9%
10.5%
80.4%
4.1%
12.0%
77.0%
4.3%
12.5%
74.5%
4.5%
12.8%
75.0%
4.1%
12.8%
75.3%
4.4%
13.0%
72.4%
4.2%
12.9%
75.1%
2010
2011
2012
2013
2014
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Purchased Services
Personnel Expense
Other Expenses

## OPERATING EXPENSE & EBITDA TREND[1]


20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Opex %
EBITDA %
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015

- Purchased Services reflects the volatility caused by utilization and weather changes
- Operating Expense, primarily labor costs, continue to increase with growth in MCO volume

(1) Pre-corporate allocation

# Historical Revenue Trend by Market


MCO/Other
State Contracts
Revenue ($Thousands)
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
2008
2009
2010
2011
2012
2013
2014

- Only 1 payor greater than 10.0% of 2014 revenue
- 6 of the top 10 customers have been clients for more than 5 years
- 88% (14 of 16) retention of State contracts since 2010
- $6.5mm average annual contract size (state avg. = $23.0mm, MCO avg. = $2.1mm)

# Strategic Priorities



Years 3 - 5
Years 1 - 2
1
2
3
4
5

- *Maintain leadership in core NET Services*
- *Adjust and adapt business processes to changing demographics (i.e. Duals, Long-Term Care, Skilled Nursing, etc.)*
- *Pilot programs: consumer paid transportation, nurse triage, meal delivery*
- *Provide "access to care" for populations with a need for more comprehensive social and medical wrap-around services to prevent institutionalization*
- *Leverage network and expertise to develop a package of complimentary services and solutions*

# Case Study: Consumer Paid Transportation Pilot

| | |
|---|---|
| OBJECTIVE | Assess the market viability of offering seniors and their caregivers access to quality credentialed transportation for medical and non-medical destinations |
| PILOT PARTNERS | KAISER PERMANENTE. rideplus |
| SIZE | • Starting in 2 service areas with 79,703 members<br>• Controlled expansion potential to 960,877 members in California<br>• Migration to other markets in Oregon and Washington |
| PAYOR | • Consumer pay |
| MARKET FACTS | • Seniors (65+) population will reach 71mm by 2030 – over 20% of total US population<br>• Transportation among top 3 concerns and barriers from seniors to aging in place; outliving their ability to drive safely by an average of 7-10 years<br>• Those who do not drive compared to those of same age who drive make:<br>  • 15% fewer trips to the doctor<br>  • 59% fewer trips to shop or eat out<br>  • 65% fewer trips to visit friends & family |

PSC

# Summary

- LogistiCare is the clear market leader for Non-emergency Medical Transportation management
- Depth of management experience and expertise are competitive advantages
- Strong recurring and tenured revenue base
- Industry continues to grow as Medicaid expands and specialized acute populations are identified for CMS pilots
- National presence and MCO relationships are an advantage as Medicaid continues to move to a managed care environment
- Well positioned to take advantage of the shift to in-home/community based healthcare service delivery

# Questions?

# WORKFORCE DEVELOPMENT SERVICES

# Management Attendees



### Jack Sawyer, CEO of Ingeus UK

- Responsible for driving strategic growth objectives as well as overseeing the continued effectiveness of services Ingeus delivers in the UK
- Joined Ingeus in 2004 and has over 11 years of industry experience
- Previously was Chief Operations Officer for Ingeus in the UK



### Mark Garratt, Global Chief Financial Officer

- Responsible for the finance, accounting and IT functions throughout the entire WD organization
- Has more than 20 years of experience in senior financial roles

# Business Overview

## OVERVIEW

- Ingeus is a global market leader in providing social, employment and welfare services
- Delivering government-sponsored programs to help individuals live successful and independent lives
- Assists corporations through proactive business psychology services and outplacement programs
- Our reputation and experience makes us a leading provider of people-centered services for government agencies around the world



## PUBLIC SECTOR CUSTOMERS

DWP Department for Work and Pensions

pôle emploi

Unédic

Job Services Australia

Ministry of JUSTICE

## PRIVATE SECTOR CUSTOMERS

SAMSUNG

LG

Pfizer

HYUNDAI

TESCO

ocado

# Global Delivery

Operates across more than 300 delivery sites spanning 12 countries



- SCOTLAND
- N. EAST
- N. WEST
- W.YORKS
- E.MIDS
- W.MIDS
- E. ENGLAND
- LONDON
- N. IRELAND

- AUSTRALIA
- SOUTH KOREA
- SAUDI ARABIA
- POLAND
- SWEDEN
- SWITZERLAND
- GERMANY
- FRANCE
- SPAIN
- UK
- USA
- CANADA

# Service Overview



### Employability

Supporting clients back into work through motivation building, job preparation, job search, and employer engagement



### Rehabilitation and Justice

Creating safer communities by giving people in the criminal justice system the opportunity to change and the skills to rebuild their lives



### Skills and Vocational Training

Providing the necessary skills and tools to empower people to find employment, stay in work and to progress within the workforce



### Young People Services

Giving 16 and 17 year olds a transformational opportunity for self development leading to community action projects



### Health and Wellbeing

Helping people with health conditions back into work by employing health professionals to work alongside employment advisors



### Outplacement Services

Working with people going through redundancy/job loss; matching skills with current labour market conditions to avoid risk of long-term unemployment

# In Our Client's Words



# Understanding Context


Aging population
Payment by results
Balancing budgets
Private delivery of public services
Growing welfare costs

# Delivery Model Differentiation

| | MULTI-SERVICE "TRADITIONAL" OUTSOURCER<br>OFFER | | INGEUS PEOPLE CENTERED SERVICE<br>VALUE ADD | | |
|---|---|---|---|---|---|
| Culture | • Professionalism<br>• Results focused | + | • Values based and service user centered<br>• High quality & performance | = | ingeus |
| Delivery model | • Economies of scale through shared services | + | • Case management approach<br>• Core employment expertise increasingly relevant across sectors | = | ingeus |
| Partners | • Supply chain management | + | • Capacity building and partnerships with voluntary sector providers | = | ingeus |

# Competitor Differentiation in UK


serco
CAPITA
G4S
MAXIMUS
ingeus
SOCIAL/WELFARE
HEALTHCARE
JUSTICE
YOUTH SERVICES
SKILLS
LOGISTICS
DEFENSE/SECURITY
I.T.

- Ingeus' offer to Governments is specialized around people-centered services
- Our offer combines Providence's financial capacity with Ingeus' culture and extensive expertise in working with individuals receiving support from the government

PSC

# Proven Track Record of Delivering Growth…

## and positive outlook for government outsourcing of services

### Historical Revenue (USD $Millions, IFRS)



7 year CAGR = 17.8%
Commencement of the UK WP
Sale of Ingeus' Australian business
Entry into France
Major employment services contract win in Australia
Entry into the UK
Commencement of employment services in Australia
0
50
100
150
200
250
300
350
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

PSC

# Typical Contract Structure

- Long-term (typically 5 to 10 years)
- **Year One:** significant upfront investments to build out infrastructure and employee base
- **Year Two:** begin generating service fees sufficient to reach breakeven
- **Year Three & Later:** achievement of performance targets drives profitability
- **Payment-by-Result:** additional incentives for providers to share in the cost-savings generated for the payors from superior outcomes

**TYPICAL CONTRACT LIFECYCLE**



Free Cash Flow
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
FCF
Cumulative FCF
w/ Payment-by-Result

***Given the start-up costs of a typical contract, profitability and ROI is measured over the life of a contract***

# Stable Long-term Partnerships

## Current Contracts



Work Programme
WP Plus
Reducing Reoffending Partnership
Mission Providence (Australia)
NCS
Job Seekers Program France
Skills
2015
2016
2017
2018
2019
2020
2021
2022

## Government Relationships



1990's
2002
2004
2015
Australia
UK
France

**KEY POINTS**

A majority of WD Services' contracts carry 5 year terms or more

Competitors cannot enter Contract Package Area during the duration of the contract

The Company has consistently demonstrated its ability to build trusted, long-term partnerships translating to renewals of existing contracts and winning of additional business

PSC

# Case Study: Work Programme

**Background:** The UK government launched the Work Programme in June 2011 to move people on from long-term unemployment and health benefits

**Program Description:** The Department of Work and Pensions selected 18 prime providers to deliver 40 contracts. The program is aimed to support people who are long-term unemployed to find lasting work

**Our Performance:** From the beginning, Ingeus was at the forefront of the WP winning most contract package areas. In addition, Ingeus was selected as one of the key partners to help develop the program and share best practices

**To-date, Ingeus has been able to outperform all of its competitors in 6 out of 7 CPAs. In addition, Ingeus achieved positive business reallocation (from competitor to Ingeus) on 45 occasions, the most occasions in the programme**

**WORK PROGRAMME CONTRACT TO DATE (JUNE 2011 TO MARCH 2015)**


Overall Performance
Ingeus: 110%
All Competitors: 100%
Ingeus
All Competitors

# Strategic Priorities


Years 3 - 5
Years 1 - 2
1
2
3
4
5

- Continue executing on the implementation of the RRP and Mission Providence contracts
- Win Work Programme re-bid
- Focus on efficiency to increase competitiveness for future tenders
- Develop delivery models for emerging and adjacent UK markets
- Design growth strategies in newly entered markets – Australia, USA, Canada

- Existing large contracts in profitable steady state phase
- Further diversified customer/funder base both in the UK and Internationally
- Achieve more consistent annualized EBITDA growth through a portfolio of larger contracts
- Deliver improved economies of scale through existing countries' infrastructure

# Questions?

# HEALTH ASSESSMENT SERVICES

# Key Management Team – Matrix



## Walt Cooper, CEO*

- Responsible for strategic vision, leadership and organizational guidance to drive the company's growth and service expansion
- Over 11 years of industry experience including CAO at WellCare and various leadership positions at United Healthcare



## Wyatt Campbell, COO*

- Leads all aspects of business operations including clinical operations, production and regional contact centers
- In charge of overseeing and implementing production planning, internal operational process improvements and effectiveness in quality assurance



## Jean Callahan, Chief Human Capital Officer

- Responsible for all human capital functional areas including recruitment, HR business partnership, HR administration and total rewards
- Has more than 20 years of experience leading talent functions



## Mark Reagen, Chief Growth Officer

- Leads all marketing, account management, product and business development activities
- 20 years of experience driving revenue and market share growth through innovative marketing and product strategies in the healthcare industry



## Dianne Robinson, Interim CFO

- Leads financial strategy, reporting and accounting operations, as well pricing, procurement, and customer billing
- 25 years of financial leadership experience



## Marcia Naveh, Co-Founder & Chief Medical Affairs Officer

- Contributes to the quality implementation of Matrix's programs and services, oversees clinical training, and collaborates with the Matrix community
- Has more than 20 years of internal medicine experience

*In attendance

# Business Overview

### OVERVIEW

- Manage network of Nurse Practitioners who provide in-home & in-community high-value services
- Pioneer and leader in providing health assessments
- Expanding into additional in-home services, including longitudinal home-based support to patients with chronic conditions



### CLIENTS

- Medicare Advantage, Managed Medicaid and Commercial plans
- Members covered under insurance plans

### FINANCIAL SUMMARY

- LTM Revenues of $231mm
- Five year revenue CAGR of 57.2%



PSC

# Health Assessments

## Health Assessments



**Summary**

- 60 minute face-to-face physical and cognitive assessment conducted by a nurse practitioner in the member's residence
- Assessments are designed to capture rich, real-time, clinical data to identify risk factors and conditions

## Standard Visit Components

| Standard Visit Components | Matrix Health Assessment | Typical Physician/NP Office Exam |
|---|---|---|
| Medical history | ✓ | ✓ |
| Measure vitals | ✓ | ✓ |
| Physical exam | ✓ | ✓ |
| Review medications | ✓ | ✓ |
| Review heart failure symptoms | ✓ | ✓ |
| Educate importance of diet | ✓ | ✓ |
| Discuss need for followup | ✓ | ✓ |
| Assess depression | ✓ | ✗ |
| Education / Care Plan | ✓ | ✗ |
| Specimen Collection | ✓ | ✗ |
| Assess risk of falls | ✓ | ✗ |
| Assess cognitive impairment | ✓ | ✗ |
| Assess home safety | ✓ | ✗ |
| Assess food in home | ✓ | ✗ |
| Average Time of Visit | ~60 Minutes | 8-15 Minutes |

**NPs spend more time with members allowing greater information dissemination and improved quality and care outcomes**

*For Payors: our health assessments play a critical role in capturing a member's conditions through corresponding diagnoses; key to steer patients to care management programs and to optimize payment integrity*

# Map of Service Area


Washington
Oregon
California
Idaho
Nevada
Montana
Wyoming
Utah
Arizona
Colorado
New Mexico
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Texas
Minnesota
Iowa
Missouri
Arkansas
Louisiana
Wisconsin
Illinois
Mississippi
Michigan
Indiana
Kentucky
Tennessee
Alabama
Ohio
West Virginia
Virginia
North Carolina
South Carolina
Georgia
Florida
Pennsylvania
New York
Maryland
Delaware
New Jersey
Connecticut
Rhode Island
Massachusetts
Vermont
New Hampshire
Maine
Matrix Serviced Areas
Not Serviced by Matrix

- Provider network of over 700 NPs active in 35 states
- Our large footprint aligns with the needs of national health plans

*Existing state presence enables ramp up to support new customers and product types*

PSC

# Markets Drive the Value of Health Assessments


Growing Healthcare Costs
Star Rating
Identifying Gaps in Care
Health Assessments
Care Coordination
Accurate Diagnosing

# Market Overview
## Health Assessments

### OVERVIEW
- High ROI has made health assessments part of any Medicare Advantage plans' revenue strategy
- Increased focus on quality scores is driving additional industry growth
- Complex process and technology, along with varying demand throughout the year, means plans outsource this service
- Medicare Advantage market is growing 7% annually
- Risk adjustment now used in ACA plans and increasingly in Managed Medicaid plans

### MARKET SIZE
- Matrix represents ~$200mm or an estimated 17% of the total Medicare Advantage spend in the category
- We serve over 130 client/markets
- Managed Medicaid market is emerging and expected to grow rapidly

### GROWTH IN MANAGED MEDICAID LIVES (mm)



26.9
28.6
29.8
29.5
33.4
36.2
39.0
42.4
47.9
49.5
52.1
56.1
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Sources:
1. Medicaid.gov, Medicaid Managed Care Enrollment Report 2012, 2014, 2015
2. Avalere analysis enrollment of Medicaid and Children's Health Insurance Program (CHIP) beneficiaries in managed care

# Industry Consolidation



The New York Times
Aetna Agrees to Acquire Humana for $37 Billion in Cash and Stock
By CHAD BRAY and REED ABELSON JULY 3, 2015
The health insurer Aetna said on Friday that it had agreed to acquire its smaller rival Humana for $37 billion in cash and stock, signaling the start of what may become a flurry of consolidation in the sector.
The deal would bring together two of the biggest health insurers in the United States. The combined company would have estimated operating revenue of $115 billion this year and serve more than 33 million people.
The proposed merger occurs as the nation's largest for-profit health insurers seek ways to reduce costs and capitalize on growing
THE WALL STREET JOURN
Anthem Agrees to Buy Cigna for $48.4 B
Cigna
Anthem
USA TODAY
Insurance acquisition: Centene buying Health Net
Nathan Bomey, USA TODAY 7:54 a.m. EDT July 2, 2015
The deal comes amid a flurry of consolidation talk in the insurance business.
The consolidation steamboat that's charging its way through the health care insurance industry added another target as St. Louis-based Centene Corp. agreed to acquire Los Angeles-based Health Net in a deal valued at $6.8 billion.

- We see specific mergers to date as positive for our business
- Larger health plans are more naturally aligned with large scale service providers
- More industry consolidation is likely

# Value Proposition

- Measurable financial impact and value for payors
- Ability to deliver solutions quickly due to scale, density and capacity
- Specialized analytics and technology that optimizes clinical support in the home
- Experience and quality of field staff provides for a high quality interaction
- Engagement of members through in-house call centers and marketing expertise
- Process orientation continually drives down costs of performing assessments
- High quality that aligns with strict regulatory expectations

# Our Distinct Advantages

| Network / Footprint | Targeting Analytics | Member Engagement | Technology & Data Capture |
|---|---|---|---|
| • Over 700 community-based NPs active in 35 states<br>• Flexible NP program to ensure efficiency<br>• Best-in-class support team<br>• Rigorous training and NCQA compliant credentialing | • Proprietary powered analytics<br>• Sophisticated stratification techniques to identify data and care gaps<br>• Customized approach for each payor<br>• Leverage previous assessments and claims data | • Industry leading contact center with 170 trained relationship coordinators<br>• Refined multi-step engagement process<br>• Integrated with plan's case management team<br>• Consistently positive member experience benefiting member and plan | • Completely paperless EDC capabilities and tablet computers<br>• Computer assisted coding procedures<br>• Closing care gaps with data |

*The Company has built the infrastructure and expertise needed to deliver a best-in-class operating model*

# Quality Outcomes

## Improved Cost and Quality



14%
12%
10%
8%
6%
4%
2%
0%
5.5%
9.3%
6.5%
12.0%
0.9%
2.0%
Claim Cost PMPM Growth
Hospital Admissions Growth
Voluntary Disenrollment
Home Assessment Participants
Matched Control

## Improved Triage and Care Management

**Clinical Actions Taken During In-Home Visits (Q1&Q2 2015)**

| Integration Activity | Frequency (%) |
|---|---|
| Review current conditions, care and medications | 100% |
| Physician contacted/consulted | 4.0% |
| Care management referral | 14.4% |
| Emergency services contacted | 0.2% |

**Amy Blunt – Matrix NP in Pennsylvania**

*"The member recently turned 65. He took minimal medications, was relatively active but smoked more than a pack a day of cigarettes.*

*During the visit, I detected blockage in both of his carotid arteries (the major blood vessels in the neck that supply blood to the brain). I called his primary care provider and scheduled the member for an exam the next day.*

*In calling the member after his doctor visit, he said tests showed significant blockage in both arteries and surgery was being scheduled.*

*He thanked me for my follow-up call and saving him from a stroke. He said the last couple of days were a huge wake-up call to quit smoking and start making lifestyle changes."*

*Health Assessments are proven to bend the cost curve and improve member retention*

# Historical Financial Summary

## GROWTH DRIVERS

- Developed industry leading systems and capacity
- Established strong relationships with a broad health plan customer base
- Hired and retained talented pool of human capital
- Focused on process improvement, technology and operational excellence

## HISTORICAL REVENUE ($MM)



5 Year CAGR = 57.2%
$22.0
$46.2
$66.8
$115.8
$165.0
$211.4
2009
2010
2011
2012
2013
2014

*Consistent Year Over Year Growth*

# Strong Revenue Base

## Top-Tier Payors

aetna

Humana

WellCare

Anthem

HIGHMARK

We serve many of the largest and most prestigious health plans in the country

## Revenue by Length of History


~95% of total revenue comes from payors who have been with the Company for more than 3 yrs.

*We have demonstrated the ability to consistently retain and grow our payor base through our strong record in delivering meaningful value and ROI*

# Strategic Priorities

**Maintain growth & market leadership in MA CHAs**

**16.8mm** lives; expected to grow **7.4%** annually through 2020[1]

**Expand assessments into adjacent markets (Medicaid, Exchanges)**

**$100bn** in Medicaid growth over the next **3** years[2]

**8.5%** growth in Exchange premiums over the next **3** years[3]

**Grow our Care Direct business**

**5%** of the population drives **50%** of costs[4]

*We are and will remain a growth company with many opportunities*

Sources:

1. Medicare Advantage 2015 Spotlight: Enrollment Marker Update, Kaiser Family Foundation
2. National Health Care Expenditure Projects, CMS
3. Updated Budget Projections: 2015 to 2025, CBO
4. The High Concentration of U.S. Health Care Expenditures, Research in Action, Issue 19

# Care Direct

## BACKGROUND

- Cost of Treatment for Chronic Diseases Skyrockets to $1 Trillion as U.S. Healthcare Ranks below Other Developed Nations
  *-Milken Institute*
  - Almost half the population has at least one chronic condition – and they're the leading causes of premature death and disability *-CDC*
  - More than half of the Medicare population has five or more chronic conditions, and those patients account for about three quarters of the program's spending *-Investors.com 8/6/15*
  - Chronic diseases are a factor in 7 in 10 deaths *-CDC*

## PER CAPITAL MEDICARE SPENDING FFS BENEFICIARIES BY NUMBER OF CHRONIC CONDITIONS: 2010



Less than 65 years
65 years and older
$2,668
$1,808
$8,526
$5,200
$17,050
$11,473
$42,446
$31,444
0 to 1
2 to 3
4 to 5
6+
Number of Chronic Conditions

## MATRIX CARE DIRECT APPROACH

1. Connecting with members in the home
2. Leveraging advanced data analytics for targeting and innovative care solutions
3. Advanced technology platform for field staff
4. Leading edge engagement that fosters member participation

PSC

# Summary

- Matrix is the leader in providing health assessments for Medicare Advantage populations representing ~17% of the total Medicare Advantage spend in the category
- Expanding into new markets – Managed Medicaid, Commercial for risk adjustment and quality
- Successful 2015 launch of Care Direct business
- Excellent financial track record with solid revenue and EBITDA growth
- Increasing efficiencies through transformational productivity efforts while maintaining high quality products
- Matrix is well positioned to capitalize on impacts of industry consolidation

# Questions?

# FINANCIAL OVERVIEW

# Areas of Focus

- Organic Revenue Growth
- Margin Optimization
- Revenue Quality
- Cash Flow Conversion
- Capital Management

*Focus areas drive intrinsic value per share*

# Organic Revenue Growth

## HISTORICAL PF REVENUE GROWTH ($mm)[1]


12.0% CAGR
$1,160.8
$1,311.2
$1,455.8
2012
2013
2014

## DRIVERS OF CONTINUED ORGANIC GROWTH


Expansion into Adjacent Services
Increased Customer Penetration
Organic Revenue Growth
Expansion into Adjacent Markets
Leveraging of Relationships Across Verticals
Expansion into New Geographies

(1) Excludes PHS. Assumes Ingeus and Matrix acquisitions occurred on 12/31/11

# Margin Optimization

## PF ADJ. EBITDA MARGINS[1]

| | 2012 | 2013 | 2014 | YTD 6/30/15 |
|---|---|---|---|---|
| NET Services | 4.9% | 6.8% | 8.5% | 8.4% |
| HA Services | 6.2% | 10.0% | 24.5% | 24.1% |
| WD Services | -0.3% | 14.8% | 12.5% | 3.3% |
| **Total[2]** | **2.1%** | **8.5%** | **10.4%** | **7.4%** |

Contract start-up costs impacting margins in the short-term

## YTD JUNE 2015 EXPENSES[1]



47%
40%
6%
8%
Transportation Expenses
Personnel
G&A
Other

- Personnel expense is the largest controllable cost
- Drivers of decreasing personnel expense:
  - Productivity initiatives (providers and call centers)
  - IT investments
  - Geographic Scale / Density

(1) Excludes PHS. Assumes Ingeus and Matrix acquisitions occurred on 12/31/11
(2) Includes Corporate expenses

# Revenue Quality

*Management focused on improving customer diversity, expanding portfolio of multi-year contracts, and development of long-term customer relationships*



Customer Diversity
PSC
PROVIDENCE SERVICE CORPORATION
Multi-Year Contracts
Long-Term Customer Relationships

# Cash Flow Conversion



96%
93%
57%
40%
$39.2
$37.5
$53.0
$49.2
$71.9
$40.7
$106.4
$42.3
FYE 2012
FYE 2013
FYE 2014
LTM 6/30/2015
EBITDA[1]
Unlevered Cashflow[2]
FCF Conversion[3]

- Strong operational performance and low maintenance capex have driven historically high FCF conversion
- 2014 and 2015 impacted by increased capex, new contract implementations and working capital investments
- Disciplined capex and working capital management are key elements of strong cash flow conversion

(1) EBITDA is unadjusted (includes PHS and not pro forma for acquisitions)
(2) Unlevered free cash flow calculated as cash flow from operations, plus tax effected interest expense less Capex
(3) FCF Conversion calculated as Unlevered Cash Flow divided by EBITDA

# Capital Allocation

*Management continuously evaluates the best use of capital in the context of the current market environment and available opportunities*


Investments in Verticals
Opportunistic Acquisitions
Capital Allocation
Repurchasing Shares
Debt Paydown

# Intrinsic Value

## *Priority is to increase intrinsic value per share*



400%
350%
300%
250%
200%
150%
100%
50%
Jul-12 Sep-12 Nov-12 Jan-13 Mar-13 May-13 Jul-13 Sep-13 Nov-13 Jan-14 Mar-14 May-14 Jul-14 Sep-14 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15
Chris Shackelton, Coliseum Partner, Appointed to Board 7/16/12
Board and Senior Leadership Change 11/19/12
Ingeus Acquisition Announced 3/30/14
Matrix Acquisition Announced 9/18/14
PHS Disposition Announced 9/3/15
S&P 500
PRSC

Since July 2012, PRSC has generated a 3.4x return (47% CAGR) vs. 1.4x (12% CAGR) for the S&P 500

# PF Capital Structure

*On September 3, 2015 Providence announced the signing of a definitive agreement to sell its Human Services segment for $200 million*

| ($mm) | 6/30/15 | ADJ.[1] | PF 6/30/15 |
|---|---|---|---|
| Cash | $145.2 | - | $145.2 |
| Revolver ($240mm) [2] | 202.1 | (180.0) | 22.1 |
| Term Loans ($310mm) | 297.3 | - | 297.3 |
| Other [3] | 2.2 | - | 2.2 |
| Total Debt | $501.5 | ($180.0) | $321.5 |
| **Net Debt** | **356.3** | **(180.0)** | **176.3** |
| LTM PF Adj. EBITDA [4] | $134.8 | ($12.4) | $122.4 |
| **Net Debt / LTM PF Adj. EBITDA** | **2.6x** | **-1.2x** | **1.4x** |

After deducting transaction costs and the funding of a 15 month escrow account, net proceeds are expected to total $180 million. Management intends to use up to 50% of net proceeds to fund future acquisitions, capital investments in the existing business, and/or share repurchases

(1) $200mm purchase price less $10mm of transaction costs and excluding $10mm placed in a 15 month escrow account
(2) Includes $10.4 million of letters of credit
(3) Includes $0.6 million subordinated note and a $1.1 million foreign guarantee line
(4) Assumes Matrix acquisition occurred on 6/30/14

PSC

# PF Financials

## PF REVENUE ($MM)[1,2]



$2,000.0
$1,750.0
$1,500.0
$1,250.0
$1,000.0
$750.0
$500.0
$250.0
$0.0
$1,160.8
$115.8
$295.9
$759.7
$1,311.2
$165.0
$377.2
$770.2
$1,455.8
$211.4
$361.2
$884.3
$1,589.5
$230.7
$364.5
$995.4
2012
2013
2014
LTM 6/30/15

## PF ADJ. EBITDA ($MM)[1,2,3]



$180.0
$140.0
$100.0
$60.0
$20.0
($20.0)
$23.8
$7.2
$37.1
($19.7)
$111.0
$16.6
$56.0
$52.1
($13.7)
$151.6
$51.8
$45.3
$75.4
($10.9)
$122.2
$54.8
$15.1
$81.0
($28.6)
2012
2013
2014
LTM 6/30/15

Non-Emergency Transportation
Workforce Development
Health Assessment
Corporate

(1) Excludes Human Services. Assumes Ingeus and Matrix acquisitions occurred 12/31/11
(2) 2012 not presented on Pro Forma basis as Ingeus excludes IFRS to US GAAP adjustments
(3) 2014 Corporate and Workforce Development Adj. EBITDA differs from that presented in investor presentation filed in an 8-K on July 14, 2015 due to the movement of an offsetting entry to a loss on an intercompany loan from Corporate to Workforce Development

# EBITDA Reconciliations

The Providence Service Corporation
Reconciliation of Non-GAAP Financial Measures
Pro Forma Adjusted EBITDA
(in thousands)

| | NET | | | HS | | | WD [1] | | | HA | | | Corp. | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 12 Months Ended | | | 12 Months Ended | | | 12 Months Ended | | | 12 Months Ended | | | 12 Months Ended | | |
| | 12/31/12 | 12/31/13 | 12/31/14 | 12/31/12 | 12/31/13 | 12/31/14 | 12/31/12 | 12/31/13 | 12/31/14 | 12/31/12 | 12/31/13 | 12/31/14 | 12/31/12 | 12/31/13 | 12/31/14 |
| **Net Income** | $ 21,971 | $ 31,517 | $ 46,284 | $ 16,188 | $ 13,051 | $ (5,420) | $(19,341) | $ 24,116 | $ 32,945 | $ (3,146) | $ (8,512) | $ 15,623 | $(30,371) | $(40,071) | $(38,280) |
| Interest (Income) Expense, Net | (4) | (30) | (8) | (5) | (27) | (41) | 297 | (788) | (113) | 1,768 | - | (6) | 7,558 | 29,950 | 33,288 |
| Provision For Income Taxes | 7,518 | 12,883 | 21,452 | 794 | (4,482) | (1,905) | 5,484 | 12,207 | 7,092 | (2,892) | (6,111) | 3,349 | 724 | (6,243) | (17,631) |
| Depreciation & Amortization | 7,616 | 7,725 | 7,699 | 5,405 | 5,541 | 6,655 | 10,055 | 14,354 | 14,321 | 9,804 | 30,481 | 32,269 | 1,109 | 1,032 | 1,109 |
| EBITDA | $ 37,101 | $ 52,095 | $ 75,427 | $ 22,382 | $ 14,083 | $ (711) | $ (3,505) | $ 49,889 | $ 54,245 | $ 5,534 | $ 15,858 | $ 51,235 | $(20,980) | $ (15,332) | $ (21,514) |
| Acquisition Costs | - | - | - | - | - | - | - | - | - | - | - | - | - | - | 167 |
| Integration And Restructuring | - | - | - | - | - | 424 | - | - | 887 | - | - | 592 | - | - | 780 |
| Share Settled Equity Compensation | - | - | - | - | - | - | - | 5,999 | 5,926 | - | - | - | - | - | - |
| Foreign Currency Adjustments | - | - | - | - | - | - | 190 | 107 | 336 | - | - | - | 4 | (0) | (373) |
| Contingent Consideration Adjustments | - | - | - | - | - | (202) | - | - | (16,112) | - | - | - | - | - | - |
| Asset Impairment Charge | - | - | - | - | 492 | 6,915 | 2,507 | - | - | 1,659 | 708 | - | - | - | - |
| Retirement and Termination of Officers | - | - | - | - | 146 | 511 | - | - | - | - | - | - | 1,293 | 1,131 | - |
| Loss On Extinguishment Of Debt | - | - | - | - | - | - | - | - | - | - | - | - | - | 525 | - |
| **Adjusted EBITDA** | $ 37,101 | $ 52,095 | $ 75,427 | $ 22,382 | $ 14,721 | $ 6,937 | $ (808) | $ 55,996 | $ 45,283 | $ 7,193 | $ 16,566 | $ 51,827 | $(19,683) | $ (13,675) | $(20,940) |

| | Twelve Months Ended 6/30/15 | | | | | FYE 12/31/2006 |
|---|---|---|---|---|---|---|
| | NET | HS | WD | HA | Corp | HS + Corp |
| **Net Income** | $44,196 | $ (1,960) | $10,055 | $18,340 | $(41,657) | $ 9,381 |
| Interest (Income) Expense, Net | (3) | (51) | 72 | (15) | 29,178 | (601) |
| Provision For Income Taxes | 18,090 | 524 | 1,396 | 5,460 | (18,302) | 6,661 |
| Depreciation & Amortization | 8,678 | 6,946 | 11,662 | 30,290 | 1,203 | 3,463 |
| EBITDA | $80,961 | $ 5,459 | $ 25,185 | $54,074 | $(29,578) | $ 18,904 |
| Acquisition Costs | - | - | - | - | 10 | |
| Integration And Restructuring | - | 395 | 155 | 693 | 684 | |
| Share Settled Equity Compensation | - | - | 5,997 | - | - | |
| Foreign Currency Adjustments | - | - | (155) | - | (379) | |
| Contingent Consideration Adjustments | - | (202) | (16,112) | - | - | |
| Asset Impairment Charge | - | 6,915 | - | - | - | |
| Retirement and Termination of Officers | - | - | - | - | 695 | |
| Loss On Extinguishment Of Debt | - | - | - | - | - | |
| **Adjusted EBITDA** | $80,961 | $ 12,567 | $ 15,071 | $ 54,767 | $(28,567) | |

Note: Pro Forma adjustments assume acquisitions of Matrix and Ingeus occurred on December 31, 2011
(1) 2012 Ingeus financials do no include IFRS to GAAP adjustments

# Unlevered Free Cash Flow Reconciliation

| *$ Millions* | FYE 2012 | FYE 2013 | FYE 2014 | LTM 6/30/2015 |
|---|---|---|---|---|
| Net Cash Provided by Operating Activities | $ 42.5 | $ 55.2 | $ 55.2 | $ 57.0 |
| Capex | (9.5) | (10.2) | (23.2) | (28.1) |
| **Free Cash Flow** | **$ 33.0** | **$ 45.1** | **$ 32.0** | **$ 28.9** |
| Interest Expense | 7.5 | 6.9 | 14.6 | 22.3 |
| Tax Benefit of Interest Expense[1] | (3.0) | (2.8) | (5.8) | (8.9) |
| **Unlevered Free Cash Flow** | **$ 37.5** | **$ 49.2** | **$ 40.7** | **$ 42.3** |

(1) Assumes 40% tax rate

# CLOSING REMARKS AND Q&A